UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: October 24, 2006 (Date of earliest event reported:  October 24, 2006)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Tribology Center
Oxford, CT 06478
 (Address of Principal Executive Offices, Including  Zip Code)

(203) 267-7001
 (Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On October 24, 2006 RBC Bearings Incorporated (the “Company”) announced today that the Company will begin construction of a new aircraft products facility in Torrington, Connecticut. The Company expects to relocate operations from its current leased facility, also based in Torrington, to the new 137,000 square foot facility in 2007. A copy of the press release announcing the construction of a new aircraft products facility is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits

                Exhibit 99.1    Press Release of RBC Bearings Incorporated dated October 24, 2006.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 24, 2006

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary